UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                                 Amendment No. 1

                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934

               Date of Earliest Event Reported:  December 15, 1999

                        HISPANIC TELEVISION NETWORK, INC.
                        ---------------------------------
             (Exact name of registrant as specified in its charter)

             Delaware                    000-23105            75-2504551
  (State or other jurisdiction of      (IRS Employer         (Commission
  incorporation or organization)     Identification No.)     File Number)

                         6125 Airport Freeway, Suite 200
                            Haltom City, Texas 76117
                            ------------------------
          (Address of principal executive offices, including zip code)

                                 (817) 222-1234
                                 --------------
              (Registrant's telephone number, including area code)

                       AMERICAN INDEPENDENT NETWORK, INC.
                       ----------------------------------
                           (Former name of registrant)

     On December 15, 1999, our merger with Hispano Television Ventures, Inc. was completed. At the same time, we changed our name to Hispanic Television Network, Inc. (formerly, American Independent Network, Inc.). This transaction was previously reported on Form 8-K. This Amendment No. 1 to Form 8-K contains the financial statements required for this transaction.

Item  7.     Financial  Statements  and  Exhibits

(a) and (b) Financial Statements of the Business Acquired and Pro Forma Financial Information

                        HISPANO TELEVISION VENTURES, INC.




                                TABLE OF CONTENTS






Independent Auditors Report                   1

Balance Sheet                                 2

Statement of Income                           3

Statement of Changes in Stockholders' Equity  4

Statement of Cash Flows                       5

Notes to Financial Statements                 6

                               JACK F. BURKE, JR.
                           CERTIFIED PUBLIC ACCOUNTANT
                                 P. O. BOX 15728
                         HATTIESBURG, MISSISSIPPI 39404




                          REPORT OF INDEPENDENT AUDITOR


The  Board  of  Directors
Hispano  Television  Ventures,  Inc.
6125  Airport  Freeway
Haltom  City,  Texas  76117

I have audited the accompanying balance sheet of Hispano Television Ventures, Inc. a Texas Corporation, as of December 31, 1998 and the related statements of income, stockholders' equity and cash flows for the year then ended. These financial statements are the responsibility of the Company's management. My responsibility is to express an opinion on these financial statements based on my audit.

I conducted my audit in accordance with generally accepted auditing standards. Those standards require that I plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. I believe that my audit provides a reasonable basis for my opinion.

In my opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Hispano Television Ventures, Inc. at December 31, 1998 and the results of its operations and its cash flows for the year then ended in conformity with generally accepted accounting principles.

Sincerely,



/S/  Jack  F.  Burke,  Jr.
--------------------------
Jack  F.  Burke,  Jr.

January  18,  2000

        Hispano  Television  Ventures,  Inc.
                 Balance  Sheet
              December  31,  1998


Assets                                          1998
  Current Assets
       Cash                                        89
                                               ------
             Total Current Assets                  89
                                               ------

  Property and Equipment
       Television Equipment                     59868
       Accumulated Depreciation                 -9978
                                               ------
             Total Property and Equipment       49890
                                               ------

  Other Assets
       Intangibles Production - Cost           108632
       Accumulated Amortization                 -1810
                                               ------
              Total Other Assets               106822
                                               ------

  Total Assets                                 156801
                                               ======


    Liabilities and Stockholders' Equity

  Current Liabilities
       Notes Payable - Stockholders'            12240
                                               ------
              Total Current Assets              12240
                                               ------

  Stockholders' Equity
       Common Stock - 3,200,000 Shares
         Common No Par Authorized and Issued   156401
       Retained Earnings (Deficit)             -11840
                                               ------
              Total Stockholders' Equity       144561
                                               ------

  Total Liabilities and Stockholders' Equity   156801
                                               ======

The  Accompanying  "Notes  to  Financial  Statements"
Are  An  Integral  Part  of  These Financial Statements

         Hispano  Television  Ventures,  Inc.
                Statement  of  Income
For  Period  February  24,  1998  to  December 31, 1998


Sales                                  1997
                                      -------
  Operating Expenses
       Depreciation and Amortization    11788
       Other Expenses                    2049
                                      -------
            Total Operating Expenses    13837
                                      -------

  Net Loss From Operation              -11840
                                      -------

  Weighted Average Shares             3200000

  Net Loss Per Share                        0

The  Accompanying  "Notes  to  Financial  Statements"
Are  An  Integral  Part  of  These Financial Statements

          Hispano  Television  Ventures,  Inc.
    Statement  of  Changes  in  Stockholders'  Equity
For  Period  February  24,  1998  to  December  31,  1998


                                    Common  Retained
                                    Stock   Earnings  Total
3,200,000 Shares Common Stock Sold  156401            156401

Net Loss From Operations                      -11840  -11840

                                    ------------------------
     Total                          156401    -11840  144561
                                    ------------------------

The  Accompanying  "Notes  to  Financial  Statements"
Are  An  Integral  Part  of  These Financial Statements

                  Hispano Television Ventures, Inc.
                      Statement of Cash Flows
               For Period February 24, 1998 (Inception)
                       to December 31, 1998


                                                          1998
Cash Flows From Operating Activities
     Net (Loss)                                           -11840
     Adjustment to Reconcile Net Loss to
     Net Cash From Operations
        Depreciation and Amortization                      11788
          Total Cash Used in Operations                      -52

Cash Flows From Investing Activities
     Investment in Property and equipment                  -5100
     Investment in Other Assets                          -108632
          Total Assets Used in Investing Activities      -113732

Cash Flows From Financing Activities
     Sale of Common Stock                                 101633
     Net Borrowing from Stockholders'                      12240
           Total Cash Provided by Financing Activities    113873

Net Increase in Cash                                          89

Beginning Cash Balance                                         0

Ending Cash Balance                                           89

The  Accompanying  "Notes  to  Financial  Statements"
Are  An  Integral  Part  of  These Financial Statements

                        HISPANO TELEVISION VENTURES, INC.

                          NOTES TO FINANCIAL STATEMENTS






NOTE  1  -  SUMMARY  OF  SIGNIFICANT  ACCOUNTING  POLICIES

NATURE OF BUSINESS - Hispano Television Ventures, Inc. was incorporated in Texas on February 24, 1998, and is a successor to Hispanic Independent Productions, LLC which was formed on September 25, 1997. The Company was originally in the business of producing programs and commercials for the television industry. Currently the Company is in the process of establishing a new Hispanic Televison Network. The Company has recently acquired several television stations and is currently in negotiations to acquire several more stations.

ESTIMATES - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from those estimates.

CASH AND CASH EQUIVALENTS - The Company considers all short-term investments with maturity of three months or less to be cash equivalents. The Company has no cash equivalent.

OTHER ASSETS - Cost incurred to obtain intangible assets are capitalized and amortized over the estimated useful lives of the assets. As of December 31, 1998, other assets consisted of the following:

                                  Cost     Life In Years
Intangible Production Costs     $108,632              15
Less: Accumulated Amortization    (1,810)
                                ---------
                                $106,822

PROPERTY AND EQUIPMENT - The Company's property and equipment is stated at cost. Depreciation expense is computed on the straight-line basis over the estimated useful lives of the assets.

Property  and  equipment  by  major  classification  consisted of the following:

                                   Cost    Life In Years
Television Production Equipment  $59,868               5
Less: Accumulated Depreciation    (9,978)
                                 --------
                                 $49,890

COMPARATIVE STATEMENTS - The Company having been formed on February 24, 1998 does not have a prior period for comparative purposes and these are not comparative statements.

NOTE  2  -  SUPPLEMENTAL  CASH  FLOW  DISCLOSURES

Other  cash  flow  information:

Cash  paid  for  interest                                      $0
Cash  paid  for  income  taxes                                  0

Significant  noncash  investing  and  financing  activities:

Stock  issued  for  equipment
  contributed  by  Shareholders                           $54,768

NOTE  3  -  FAIR  VALUE  OF  FINANCIAL  INVESTMENTS

Statement of Financial Accounting Standards No. 107, Disclosures about Fair Value of Financial Instruments, requires disclosure of their fair value information about financial instruments. Fair Value estimates discussed herein are based on certain market assumptions and pertinent information available to management as of December 31, 1998. The respective carrying values of certain on-balance-sheet financial instruments approximated their face values for these financial instruments since they are short term in nature and their carrying amounts approximate fair values or they are receivable or payable on demand.

NOTE  4  -  INCOME  TAX

The Company has a net operating loss carryover in the amount of $11,840. The realization of deferred tax assets with the net operating loss is dependent on generating sufficient taxable income prior to its expiration. Due to the uncertainty of the Company's ability to generate such taxable income management has established a valuation account off setting the deferred tax asset. If not used the NOL will expire in 2019.

NOTE  5  -  OTHER  COMPREHENSIVE  INCOME

The Company does not have other comprehensive income and net income and comprehensive income is the same.

NOTE  6  -  RELATED  PARTY  TRANSACTIONS

The controlling stockholders' have advanced the Company $12,240 on a demand note.

                       AMERICAN INDEPENDENT NETWORK, INC.


                                TABLE OF CONTENTS



Review Report on Pro Forma Financial Information            1

Condensed Pro Forma Balance Sheet   -  June 30, 1999        2

Condensed Pro Forma Balance Sheet  -    December 31, 1998   3

Condensed Pro Forma Income Statement   - June 30, 1999      4

Condensed Pro Forma Income Statement  -  December 31, 1998  5

Notes to Pro Forma Financial Statements                     6

                               JACK F. BURKE, JR.
                           CERTIFIED PUBLIC ACCOUNTANT
                                 P. O. BOX 15728
                         HATTIESBURG, MISSISSIPPI 39404


               REPORT ON REVIEW OF PRO FORMA FINANCIAL INFORMATION


I have reviewed the pro forma adjustments reflecting the transaction described in Note 1 and the application of those adjustments to the historical amounts in the accompanying pro forma condensed balance sheets of American Independent Network, Inc. and Hispano Television Ventures, Inc. at December 31, 1998 and June 30, 1999 and pro forma statement of income for the twelve months ended December 31, 1998 and for the six months interim period ending June 30, 1999. American Independent Network, Inc. financial statements for the year ended December 31, 1998 were audited by me and the interim period ended June 30, 1999 was reviewed by me. Hispano television Ventures, Inc. was reviewed by another accountant for the year ended December 31, 1998 and the interim period ended June 30, 1999. Such pro forma adjustments are based on management's assumptions as described in Note 2. Our review was conducted in accordance with standards established by the American Institute of Certified Public Accountants.

A review is substantially less in scope than an examination, the objective of which is the expression of an opinion on management's assumptions, the pro forma adjustments and the application of those adjustments to historical financial information. Accordingly, we do not express such an opinion.

The objective of this pro forma financial information is to show what the significant effects on the historical information might have been had the event occurred at an earlier date. However, the pro forma condensed financial statements are not necessarily indicative of the results of operations or related effects on financial position that would have been attained had the above-mentioned event actually occurred earlier.

Based on my review, nothing came to my attention that caused me to believe that management' assumptions do not provide a reasonable basis for presenting the significant effects directly attributable to the above-mentioned event described in Note 1, that the related pro forma adjustments do not give appropriate effect to those adjustments to the historical financial statement amounts in the pro forma condensed balance sheet as of December 31, 1998 and June 30, 1999, and the pro forma condensed statement of income year ended December 31, 1998 and the six months ended June 30, 1999.

Sincerely,


/S/  Jack  F.  Burke,  Jr.
--------------------------
Jack  F.  Burke,  Jr.
October  14,  1999

                                 American Independent Network, Inc.
                                  Condensed Pro Forma Balance Sheet
                                            June 30, 1999



                                                         Historic                Pro Forma
                                                        Financial    Pro Forma   Financial
                                                        Statements  Adjustments  Statements
                                                        ----------  -----------  ----------

                         Assets

Current Assets
     Cash                                                      845       402748
                                                                         500000      903593
     Other Current Assets                                    48088        66990      115078
                                                        ----------  -----------  ----------
          Total Current Assets                               48933       969738     1018671
                                                        ----------  -----------  ----------
Plant, Property and Equipment
     Leasehold Improvements                                  22851                    22851
     Equipment and Furnishings                              134642       113674      248316
     Digital Compression Equipment                          845452                   845452
                                                        ----------  -----------  ----------
                                                           1002945       113674     1116619
     Accumulated Depreciation and Amortization             -233008       -15996      249004
                                                        ----------  -----------  ----------
          Total Plant, Property and Equipment               769937        97678      867615
                                                        ----------  -----------  ----------
Other Assets
     Trade Credits Receivable,
        Net of Allowance of $125,138                        211990                   211990
     Other Investments                                      495521       500000      995521
     Deposits                                                             25750       25750
     Intangible Assets                                                   147122      147122
          Total Other Assets                                707511       672872     1380383
                                                        ----------  -----------  ----------
Total Assets                                               1526381      1740288     3266669
                                                        ----------  -----------  ----------

             Liabilities and Stockholders' Equity

Current Liabilities
     Accounts Payable                                       436917        51924      488841
     Notes Payable                                         1564979                  1564979
     Accrued Interest                                       403254                   403254
     Equipment Lease Payments                               175380                   175380
     Other Current Liabilities                               68478         5516       73994
                                                        ----------  -----------  ----------
          Total Current Assets                             2649008        57440     2706448
Long Term Debt                                               79003       505042      584045
                                                                        -500000     -500000
                                                        ----------  -----------  ----------
          Total Liabilities                                2728011        62482     2790493
                                                        ----------  -----------  ----------
Stockholders' Equity
     Preferred Stock                                         42427                    42427
     Common Stock                                           305261       -21333
                                                                         700000
                                                                          21333     1005261
     Additional Paid in Capital                            5338743      1000000
                                                                         769528
                                                                        -678667     6429604
     Retained Earnings                                    -6888061      -113055    -7001116
                                                        ----------  -----------  ----------
          Total Stockholders' Equity                      -1201630      1677806      476176
                                                        ----------  -----------  ----------

Total Liabilities and Stockholders' Equity                 1526381      1740288     3266669
                                                        ----------  -----------  ----------


                             The Accompanying "Notes to Financial Statement"
                            Are An Integral Part of These Financial Statements
                                      See Accountant's Review Report

                                 American Independent Network, Inc.
                                  Condensed Pro Forma Balance Sheet
                                           December 31, 1998


                                                          Historic                Pro Forma
                                                         Financial    Pro Forma   Financial
                                                         Statements  Adjustments  Statements
                             Assets
                                                         ----------  -----------  ----------
Current Assets
     Cash                                                      9807           89
                                                                          500000      509896
     Other Current Assets                                     32788                    32788
                                                         ----------  -----------  ----------
          Total Current Assets                                42595       500089      542684
                                                         ----------  -----------  ----------

Plant, Property and Equipment
     Leasehold Improvements                                   22851                    22851
     Equipment and Furnishings                               130642        59868      190510
     Digital Compression Equipment                           845092                   845092
     Accumulated Deprecation and Amortization               -193008        -9978     -202986
                                                         ----------  -----------  ----------
           Total Plant, Property and Equipment               805577        49890      855467
                                                         ----------  -----------  ----------

Other Assets
     Trade Credits Receivable,
        Net of Allowance of $125,138                         231990                   231990
     Other Investments                                       564489       106822
                                                                          500000     1171311
          Total Other Assets                                 796479       606822     1403301
                                                         ----------  -----------  ----------
Total Assets                                                1644651      1156801     2801452
                                                         ----------  -----------  ----------

Liabilities and Stockholders' Equity
Current Liabilities
     Account Payable                                         382555        12240      394795
     Notes Payable                                          1603529                  1603529
     Accrued Interest                                        278979                   278979
     Other Current Liabilities                               243858                   243858
                                                         ----------  -----------  ----------
          Total Current Liabilities                         2508921        12240     2521161

Long Term Debt                                               109003                   109003
                                                         ----------  -----------  ----------
          Total Liabilities                                 2617924        12240     2630164
                                                         ----------  -----------  ----------

Stockholders' Equity
     Preferred Stock                                          42427                    42427
     Common Stock                                            218780       156401
                                                                          700000
                                                                         -156401      918780
     Additional Paid in Capital                             5073750      1000000
                                                                         -543599     5530151
     Retained Earnings (Deficit)                           -6308230       -11840    -6320070
                                                         ----------  -----------  ----------
          Total Stockholders' Equity                        -973273      1144561      171288
                                                         ----------  -----------  ----------
Total Liabilities and Stockholders' Equity                  1644651      1156801     2801452
                                                         ----------  -----------  ----------

                             The accompanying "Notes To Financial Statements"
                            Are An Integral Part of These Financial Statements
                                      See Accountant's Review Report

                                 American Independent Network, Inc.
                                Condensed Pro Forma Income Statement
                                   Six Months Ended June 30, 1999




                                                           Historic               Pro Forma
                                                            Income    Pro Forma    Income
                                                          Statements  Adjustment  Statement
                                                          ----------  ----------  ----------
Income                                                         73464        8400      81864
                                                          ----------  ----------  ----------

Cost and Expense
     Satellite Rental                                         180000                 180000
     Production Expense                                        67998        2100      70098
     Bad Debts                                                             16987      16987
     Contract Services and Consulting Fees                                 42196      42196
     Rental Expense                                            36068       16357      52425
     Depreciation and Amortization                            108968       11719     120687
     Administrative Expense                                    95740       14794     110534
                                                          ----------  ----------  ----------
          Total Cost and Expense                              488774      104153     592927
                                                          ----------  ----------  ----------

Net (Loss) From Operations                                   -415310      -95753    -511063

Other Income and (Expense)
     Interest Expense                                        -140850       -5462    -146312
     Gain on Disposal of Assets                                15953                  15953
                                                          ----------  ----------  ----------

Net (Loss) Before Income Tax and Extraordinary Item          -540207     -101215    -641422

Extraordinary Item
     Cost of Conversion of Bridge Loans to Common Stock       -39624                 -39624

Income Tax                                                         0           0          0
                                                          ----------  ----------  ----------

Net (Loss)                                                   -579831     -101215    -681046
                                                          ----------  ----------  ----------

Earnings Per Share of Common Stock                             -0.11       -0.01      -0.13

Weighted Average Shares                                      5438860    21333334    5438860

                             The Accompanying "Notes to Financial Statements"
                            Are An Integral Part of These Financial Statements
                                      See Accountant's Review Report

                                 American Independent Network, Inc.
                                Condensed Pro Forma Income Statement
                            For the Twelve Months Ended December 31, 1998



                                                         Historic                Pro Forma
                                                        Financial    Pro Forma   Financial
                                                        Statements  Adjustments  Statements

Income                                                      377380         1997      379377
                                                        ----------  -----------  ----------

Cost and Expense
     Satellite Rental                                       360000                   360000
     Productions Expense                                    128742                   128742
     Bad Debts                                             1584595                  1584595
     Depreciation and  Amortization                         218961        11788      230749
     Administrative Expenses                                622176         2049      624225
                                                        ----------  -----------  ----------
          Total Cost and Expense                           2914474        13837     2928311
                                                        ----------  -----------  ----------

Net (Loss) From Operations                                -2537094       -11840     2548934
                                                        ----------  -----------  ----------

Other Expenses
    Interest                                               -231789                  -231789
     Loss on Sale of Assets                                 -31798                   -31798
                                                        ----------               ----------
          Total Other Expenses                             -263587                  -263587
                                                        ----------               ----------

Loss Before Income Tax and Extraordinary Items            -2800681       -11840    -2812521

Income Tax Benefit                                          661824                   661824
                                                        ----------               ----------

Net Loss Before Extraordinary Items                       -2138857       -11840    -2150697

Extraordinary Item
     Cost of Conversion of Bridge Loan to Common Stock      -33650                   -33650
                                                        ----------               ----------

Net Loss                                                  -2172507       -11840    -2184347
                                                        ----------  -----------  ----------

Earnings Per Share of Common Stock                           -0.59         0.00       -0.59

Weighted Average Shares                                    3705036     21333334     3705036

                             The Accompanying "Notes to Financial Statements'
                            Are An Integral Part of These Financial Statements
                                      See Accountant's Review Report

                        AMERICAN INDEPENDENT NETWORK INC.
                     NOTES TO PRO FORMA FINANCIAL STATEMENTS




NOTE  1  INTRODUCTION

American Independent Network, Inc. (AIN) (A Delaware Corporation) and Hispano Television Ventures, Inc. (HTV) (A Texas Corporation) are both involved in producing television programming.

An agreement between the two companies will result in a statutory merger of HTV into AIN with AIN the surviving entity.

AIN will issue 70,000,000 shares of newly authorized shares of Common Stock, $0.01 par value for five hundred thousand dollars ($500,000) cash and the net equity of HTV via the merger. The stock will be issued to the stockholders' of HTV upon surrender of their HTV stock for cancellation.

The pro forma adjustments illustrates the changes to the historic financial statements for the calendar year ending December 31, 1998 and for the six month interim period ending June 30, 1999. The audited financial statements of AIN at December 31, 1998 and the reviewed financial statements of HTV at December 31, 1998 and the reviewed interim financial statements at June 30, 1999 for AIN and HTV are incorporated herein by references.

NOTE  2   SIGNIFICANT  ACCOUNTING  POLICIES

The statutory merger referred to in Note 1 will be accounted for as a pooling of interest business combination combining the accounts of each combining entity and continuing the activities of the combining entities as one entity.

NOTE  3  MANAGEMENT'S  ASSUMPTIONS

The only assumptions indicated are that the merger will take place and the stock purchase will occur. According to the provisions of Accounting Principles Board Opinion No. 16 Business Combinations, a business combination effected as pooling of interest does not ordinarily involve a choice of assumptions by management. Accordingly, a report on a proposed pooling transactions need not address management assumptions. Pursuant to a letter agreement, dated August 27, 1999, having been executed by both corporations, there are no material uncertainties regarding the merger event.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



January 20, 2000                      /s/ Douglas K. Miller
                                      ----------------------------------------
                                          Douglas K. Miller
                                          Director and Chief Financial Officer